Exhibit 1.01

International Game Technology PLC
Conflict Minerals Report
For the Year Ended December 31, 2021

This Conflict Minerals Report (this “Report”) of International Game Technology PLC, a public limited company organized under the laws of England and Wales (the “Company”), for the year ended December 31, 2021, is presented to comply with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Unless otherwise indicated or the context otherwise requires, as used in this report, the terms “we,” “us,” and “our” refer to International Game Technology PLC and its subsidiaries.

As used in this Report:

•“Conflict Minerals” means columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives; or any other mineral or its derivatives determined by the Secretary of State to be financing conflict in any of the Covered Countries.
•“3TG” means any of tantalum, tin, tungsten, or gold.
•“Covered Countries” means the DRC and the adjoining countries of Angola, Burundi, the Central African Republic, the Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda and Zambia.
•“Covered Products” means our manufactured or contracted for manufacture land-based machine products (including, but not limited to, slot machines, video poker machines, video lottery terminals, electronic or video bingo machines, lottery terminals, instant ticket vending machines, and ticket scanners).
•“RCOI” means a reasonable country of origin inquiry.
•“RMAP” means Responsible Minerals Assurance Process developed by RBA to enhance company capability to verify the responsible sourcing of metals.
•“RMAP-Conformant Smelters” means RMAP registered smelters/refineries whose sourcing of Conflict Minerals (and, specifically, of 3TG) is RMAP-conformant.
•“DRC” means the Democratic Republic of the Congo.
•“EICC” means the Electronic Industry Citizenship Coalition, membership of which is open to companies that manufacture or contract the manufacture of electronic goods or of products in which electronics are essential.
•“GeSI” means the Global e-Sustainability Initiative launched on June 5, 2001, during the World Environment Day in Turin, Italy.
•“OECD” means the Organization for Economic Cooperation and Development.
•“OECD Guidance” means the due diligence Guidance issued by the OECD for responsible supply chains of minerals from conflict-affected and high-risk areas.
•“Reporting Period” means the year ended December 31, 2021.
•“RMI” means the Responsible Minerals Initiative founded by members of the EICC and GeSI.
•“SEC” means the Securities and Exchange Commission of the United States of America.
•“RBA” means Responsible Business Alliance. The Responsible Business Alliance is the world’s largest industry coalition dedicated to corporate social responsibility in global supply chains.

Pursuant to the Rule, and as further described below, we undertook due diligence measures on the source and chain of custody of Conflict Minerals (and, specifically, of 3TG) contained in Covered Products that we had reason to believe may have originated from the Covered Countries and may not have come from recycled or scrap sources.

SEC Final Rule on Conflict Minerals

The Rule was adopted by the SEC to implement reporting and disclosure requirements related to Conflict Minerals as directed by Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.  The Rule imposes certain reporting obligations on SEC registrants who manufacture or contract for manufacture products that contain Conflict Minerals which are necessary in the production or for the functionality of those products, excepting Conflict Minerals that, prior to January 31, 2013, were located “outside of the supply chain” (as defined in the Rule). For products that contain Conflict Minerals, the registrant must conduct in good faith a reasonable country of origin inquiry designed to determine whether any of the Conflict Minerals originated in any of the Covered Countries.  If, based on such inquiry, the registrant knows or has reason to believe that any of the Conflict Minerals contained in its products originated or may have originated in a Covered Country and knows or has reason to believe that those Conflict Minerals may not be solely from recycled or scrap sources, the registrant must conduct due diligence on the source and chain of custody of those minerals.
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1.              Company and Product Overview

We are a global gaming company, operating and providing an integrated portfolio of technology products and services across all gaming markets, including lottery management services, online and instant lotteries, electronic gaming machines, sports betting, interactive gaming, and commercial services. We provide business-to-consumer and business-to-business products and services to customers in over 100 countries.

Based upon our internal assessment, the Rule applies to materials used in the Covered Products.  Hardware purchased for installation with our systems technology products is not manufactured or contracted for manufacture by us; consequently, the policies and procedures described in this Report have not been applied to our systems technology products.

We recognize that the use of Conflict Minerals (and, specifically, of 3TG) is necessary in the production or for the functionality of the Covered Products. We seek to ensure that any Conflict Minerals (and, specifically, any 3TG) within the manufacturing process for our Covered Products that originate from the Covered Countries are RMAP-conformant. In furtherance of the foregoing, we have implemented policies and procedures to comply with the Rule requirements, including a Conflict Minerals Policy.

2.              Conflict Minerals Diligence Program and Due Diligence Process

The due diligence program we use to identify and trace Conflict Minerals (and, specifically, 3TG) in our supply chain for Covered Products is based on procedures and tools provided by the EICC, the GeSI, and the OECD.  For the Reporting Period, we requested that suppliers whose products contain Conflict Minerals (and, specifically, 3TG) submit information to us using the Conflict Minerals Reporting Template (version 6.1) (the “Template”).  The Template is a standardized reporting template developed by the RMI that facilitates the transfer of information through the supply chain regarding mineral country of origin and smelters and refiners being utilized.  The Template was developed to facilitate disclosure and communication of information regarding smelters that provide minerals to a company’s supply chain.  It includes questions regarding a company’s RMAP-conformant policy and engagement with its direct suppliers as well as a listing of the smelters used by the supplier and its sub-suppliers. In addition, the Template contains questions regarding the origin of Conflict Minerals (and, specifically, of 3TG) included in suppliers’ products as well as supplier due diligence.  We expect that our suppliers adopt a Conflict Minerals policy to reasonably assure that Conflict Minerals (and, specifically, 3TG) in the products they manufacture are RMAP-conformant. We expect suppliers to set forth in their policies their responsibility for establishing a due diligence program to ensure RMAP-conformant supply chains, and suppliers are expected to report their due diligence efforts to us.  We review responses and maintain records of our due diligence activities as well as responses.  We expect suppliers to take similar measures with their suppliers to ensure alignment throughout the supply chain.

We expect confirmation from suppliers that they have adopted a Conflict Minerals policy and are following such policy in all material respects.  We retain the right to utilize alternate suppliers in the event a supplier is unwilling or unable to meet our expectation. We also expect that our suppliers report to us their due diligence efforts for identifying the supply chain of Conflict Minerals (and, specifically, of 3TG) within their process as well as their findings. We may conduct audits of certain suppliers to ensure consistency with our policies and supplier requirements.

Our due diligence process defines steps and review processes deemed necessary for us to comply with the Rule. Our due diligence policies, procedures, and processes have been developed with consideration of the third edition of the OECD Guidance and the related supplements for Conflict Minerals.  Specific procedures include defining suppliers that are affected by Conflict Minerals, identifying risks, communicating supplier responsibilities, utilizing a cross-functional team, collecting necessary information, and maintaining records of activity, responses, and conclusions.

Suppliers are responsible for reporting due diligence efforts by completing and submitting the Template and a Conflict Minerals policy to us. In connection with the foregoing, our cross-functional team undertakes the following activities:

•identifies which suppliers provide products to us containing Conflict Minerals (and, specifically, 3TG).
•distributes a Conflict Minerals letter with an environmental policy and a link to the RMI form to all suppliers determined to be in scope.
•tracks which suppliers have responded and retains the suppliers’ completed Template and policies.
•reviews responses and conducts further due diligence if warranted.
•maintains smelter information from suppliers and checks smelter identifications against the lists of RMAP-Conformant Smelters available at www.conflictfreesourcing.org and in the Template; and
•reports to management annually with respect to the due diligence process and compliance obligations.

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3.              Description of Due Diligence Measures Performed

Below is a description of the measures we performed for the Reporting Period to exercise due diligence on the source and chain of custody of Conflict Minerals (and, specifically, of 3TG) contained in the Covered Products that we had reason to believe may have originated from the Covered Countries and may not have come from recycled or scrap sources.

To identify relevant suppliers subject to due diligence, we reviewed 94 suppliers in which the vast majority of the production of the Covered Products occurs.1 Starting with 94 suppliers, we removed out of scope suppliers. Suppliers were determined to be out of scope if the materials purchased from them either did not contain Conflict Minerals (and, specifically, 3TG), were not contracted to manufacture, or were not included in any of the Covered Products. If any uncertainty remained as to potential inclusion of any Conflict Minerals in materials purchased from a supplier for the Covered Products, the supplier was considered in scope. As a result of this analysis, we identified 58 in scope and 36 out of scope suppliers who in the aggregate represent 95% of our 2021 spend. The 58 in scope suppliers are subject to further due diligence.

We surveyed the 58 in scope suppliers using the Template, requesting that each submit information requested by the Template and a Conflict Minerals policy. We continued to follow up with the in scope suppliers through subsequent requests until May 1, 2022. With in-scope responses and out-of-scope suppliers, we accounted for 93.38% of the aggregate amount we spent in 2021 on material purchases. As a result of this process, we received responses from 45 suppliers. The responses included 45 EICC/GeSI declarations and 9 Conflict Minerals policies.  Thirty-Four suppliers provided smelter documentation. Among the suppliers providing smelter documentation, 973 smelters were identified, of which 334 are RMAP-Conformant Smelters. The remaining 639 smelters identified are not currently verified as RMAP-Conformant Smelters. Please refer to Appendix A for additional information regarding smelter names, country location, and mineral.

We do not have a direct relationship with smelters and refiners, nor do we perform direct audits of these smelters and refiners that provide us with Conflict Minerals (and, specifically, with 3TG) through our supply chain. We rely upon our direct suppliers (and their suppliers) as well as industry efforts, such as EICC and RMI, to influence smelters and refineries to become RMAP-Conformant Smelters.

4.              RCOI

In connection with the RCOI, we determined that it may take time for some of our suppliers to verify the origin of Conflict Minerals (and, specifically, of 3TG) they supply directly or indirectly to us for use in our products as those suppliers source materials from many sub-suppliers. Further, as part of the RCOI process, we adopted the RMI industry approach and traced back the origin of Conflict Minerals (and, specifically, of 3TG) by identifying smelters, refineries or recyclers, and scrap supplier sources. We used the RMI and its RMAP to trace the mine of origin of Conflict Minerals (and, specifically, of 3TG). The RMAP audits smelters and refineries to ensure that all RMAP-Conformant Smelters only use ores that are Covered Countries-conflict free.

The results of our RCOI are set forth in Appendix A. All but eleven of the suppliers that provided smelter documentation to us indicated that, the Conflict Minerals (and, specifically, the 3TG) supplied to them did not originate from any smelters located in any of the Covered Countries. Some of the eleven suppliers reported sourced Conflict Minerals (and, specifically, sourced 3TG) from multiple smelters listed here. Four suppliers indicated that gold was supplied to them from African Gold Refinery, located in Uganda, which is a Covered Country. Two suppliers indicated that gold was supplied to them from Universal Precious Metals Refinery located in Zambia, which is a Covered Country. Nine suppliers indicated that tin was supplied to them from Luna Smelter, Ltd., in Rwanda which is a Covered Country. One supplier indicated that Tantalum was supplied to them from Phoenix Metal LTD located in Rwanda, which is a Covered Country. Luna Smelter, Ltd is currently verified as a RMAP-Conformant Smelter.  Universal Precious Metals Refinery, African Gold Refinery, and Phoenix Metal LTD are not currently verified as RMAP-Conformant Smelters. The suppliers that sourced Conflict Minerals from non-RMAP-Conformant Smelters did not confirm whether any of the gold, tin, or tantalum supplied to them was supplied to us during the Reporting Period. Gold, tin, and tantalum are included in most of our Covered Products and is sourced from multiple suppliers. We are unable to trace, without unreasonable effort, which of the Covered Products included gold, tin, or tantalum from these suppliers during the reporting period.

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1 The number of suppliers representing the vast majority of our manufacturing significantly declined since the previous year, as a result of concentration of manufacturing on a few selected main suppliers and termination of several low-spend suppliers, in pursuance of cost saving strategies.

Appendix A

MINERAL	SMELTER NAME	COUNTRY LOCATION
Tungsten	A.L.M.T. Corp.	JAPAN
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Gold	Aurubis AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Gold	Chimet S.p.A.	ITALY
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Gold	Chugai Mining	JAPAN
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa	JAPAN
Tin	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Estanho de Rondonia S.A.	BRAZIL
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tin	Fenix Metals	POLAND
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Zili Mining and Metallurgy Co., Ltd.	CHINA

Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tantalum	Ximei Resources (Guangdong) Limited	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Germany GmbH Co. KG	GERMANY
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L'azurde Company for Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tantalum	LSM Brazil S.A.	BRAZIL
Gold	LS-Nikko Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE

Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tin	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tin	Minsur	PERU
Gold	Mitsubishi Materials Corporation	JAPAN
Tin	Mitsubishi Materials Corporation	JAPAN
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	NPM Silmet AS	ESTONIA
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co., Ltd.	JAPAN
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Gold	Pamp S.A.	SWITZERLAND
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Timah Tbk Kundur	INDONESIA
Tin	PT Timah Tbk Mentok	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Gold	Royal Canadian Mint	CANADA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN

Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Tin	Soft Metais Ltda.	BRAZIL
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tin	Thaisarco	THAILAND
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Shandong Gold Smelting Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Torecom	KOREA, REPUBLIC OF
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Valcambi S.A.	SWITZERLAND
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Morris and Watson	NEW ZEALAND
Gold	Safina A.S.	CZECHIA
Gold	Guangdong Jinding Gold Limited	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Gold	Umicore Precious Metals Thailand	THAILAND
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tin	CV Venus Inti Perkasa	INDONESIA
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Tantalum	Kemet de Mexico	MEXICO
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	Taniobis Smelting GmbH & Co. KG	GERMANY
Tungsten	Masan High-Tech Materials	VIET NAM
Tantalum	Taniobis Co., Ltd.	THAILAND
Tantalum	Taniobis GmbH	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	Taniobis Japan Co., Ltd.	JAPAN
Tantalum	Taniobis Smelting GmbH & Co. KG	GERMANY
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals Aizu	JAPAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Sudan Gold Refinery	SUDAN
Tin	CV Ayi Jaya	INDONESIA
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Gold	T.C.A S.p.A	ITALY
Gold	Remondis PMR B.V.	NETHERLANDS
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold	Industrial Refining Company	BELGIUM
Gold	Shirpur Gold Refinery Ltd.	INDIA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tin	PT Rajehan Ariq	INDONESIA

Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Marsam Metals	BRAZIL
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tin	Super Ligas	BRAZIL
Gold	SAAMP	FRANCE
Gold	L'Orfebre S.A.	ANDORRA
Gold	8853 S.p.A.	ITALY
Gold	Italpreziosi	ITALY
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Wieland Edelmetalle GmbH	GERMANY
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	ACL Metais Eireli	BRAZIL
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM
Tin	PT Menara Cipta Mulia	INDONESIA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tantalum	Meta Materials	NORTH MACEDONIA, REPUBLIC OF
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Sai Refinery	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Tin	Modeltech Sdn Bhd	MALAYSIA
Gold	Bangalore Refinery	INDIA
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	JALAN & Company	INDIA
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Safimet S.p.A	ITALY
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA

Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Gold	African Gold Refinery	UGANDA
Gold	Gold Coast Refinery	GHANA
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Gold	TSK Pretech	KOREA, REPUBLIC OF
Tin	PT Bangka Serumpun	INDONESIA
Tin	Pongpipat Company Limited	MYANMAR
Gold	QG Refining, LLC	UNITED STATES OF AMERICA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Gold	CGR Metalloys Pvt Ltd.	INDIA
Gold	Sovereign Metals	INDIA
Tin	Luna Smelter, Ltd.	RWANDA
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION
Tin	Precious Minerals and Smelting Limited	INDIA
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Tungsten	GEM Co., Ltd.	CHINA
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Tin	PT Mitra Sukses Globalindo	INDONESIA
Gold	Augmont Enterprises Private Limited	INDIA
Gold	Kundan Care Products Ltd.	INDIA
Tungsten	Cronimet Brasil Ltda	BRAZIL
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA
Gold	K.A. Rasmussen	NORWAY
Gold	Alexy Metals	UNITED STATES OF AMERICA
Tin	CRM Synergies	SPAIN
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA
Gold	Sellem Industries Ltd.	MAURITANIA
Gold	MD Overseas	INDIA

Tungsten	Artek LLC	RUSSIAN FEDERATION
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL
Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	CHINA
Gold	Weeerefining	FRANCE
Gold	Value Trading	BELGIUM
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	CV Gita Pesona	INDONESIA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Gold	Umicore Brasil Ltda.	BRAZIL
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tantalum	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tantalum	Kemet Blue Powder	UNITED STATES OF AMERICA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tin	CV Dua Sekawan	INDONESIA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	CV United Smelting	INDONESIA

Gold	Daejin Indus Co., Ltd	KOREA, REPUBLIC OF
Tantalum	Duoluoshan	CHINA
Tin	Metallo Chimique	BELGIUM
Tin	PT Babel Intei Perkasa	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT KOBA TIN	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin Investment	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tin	PT Cipta Persada Mulia	INDONESIA
tin	An Thai Minerals Co., Ltd.	VIET NAM
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Tin	Academy Precious Metals (China) Co., Ltd	CHINA
Tantalum	Advanced Metallurgical Group N.V. (AMG)	UNITED STATES OF AMERICA
Tin	AIM	CANADA
Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	CHINA
Tungsten	Alta Group	UNITED STATES OF AMERICA
Tungsten	Atlantic Metals	UNITED STATES OF AMERICA
Tin	Amalgamated Metals Corporation, Ketabang	INDONESIA
Tin	Amalgament	INDONESIA
Tin	American Iron and Metal	UNITED STATES OF AMERICA
Tin	Ami Bridge Enterprise Co., Ltd.	UNITED STATES OF AMERICA
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tantalum	Anhui Herrman Impex Co.	CHINA
Tin	Aoki Laboratories Ltd.	CHINA
Gold	ARY Aurum Plus (private, 100%)	UNITED ARAB EMIRATES
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	ATI Metalworking Products	UNITED STATES OF AMERICA
Tin	Atlantic Metals	UNITED STATES OF AMERICA
Tin	Ausmelt Limited	AUSTRALIA
Tungsten	Axis Material Limited	GERMANY
Tungsten	Axis Material Limited	GERMANY
Tin	Balver Zinn	GERMANY
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tungsten	Beijing Zenith Materials	CHINA
Tin	Best Metals	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Bonoka Beliting INDONESIA	INDONESIA
Tin	Britannia Refined Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tungsten	Bruweiler Precise Sales Co.	UNITED STATES OF AMERICA

Tin	Butterworth Smelter	MALAYSIA
Tungsten	Central Glass / Japan	JAPAN
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tungsten	ChangChun up-optech	CHINA
Gold	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold	Cheong Hing	CHINA
Gold	China Sino-Platinum Metals Co., Ltd	CHINA
Gold	China Gold	CHINA
Tin	China Hongqiao	CHINA
Tin	China Huaxi Group Nandan	CHINA
Tin	China Minmetals	CHINA
Tungsten	China Minmetals Corp	CHINA
Gold	China National Gold Group Corporation	CHINA
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tin	China Tin Smelter Co. Ltd.	CHINA
Gold	Chinese Government	CHINA
Tantalum	CIF	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES OF AMERICA
Tin	Complejo Metalurgico Vinto S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Gold	Cookson SEMPSA	JAPAN
Tin	COOPERMETAL - Cooperativa Metalúrgica de Rondônia Ltda.	BRAZIL
Tin	COOPERMETAL - Cooperative Metalurgica de Rondonia Ltda.	BRAZIL
Tin	Corporation Berhad (MSC)	MALAYSIA
Tin	CSC Pure Technologies	UNITED STATES OF AMERICA
Tin	CV DS Jaya Abadi	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tungsten	CWB Materials	UNITED STATES OF AMERICA
Tin	Da Nang Processing Import and Export Joint Stock	VIET NAM
Tin	DAE CHANG IND CO LTD	KOREA, REPUBLIC OF
Tin	Dae Kil	KOREA, REPUBLIC OF
Tin	DAECHANG Co. LTD.	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Tin	Daewoo International	KOREA, REPUBLIC OF
Tungsten	Degutea	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	DUKSAN HI-METAL	KOREA, REPUBLIC OF
Gold	DUOXIN	CHINA
Gold	Echememi Enterprise CORP. (Futures Exchange)	CHINA
Tin	Electro Metal Pte	SINGAPORE
Tin	Electroloy Metal PTE LTD	SINGAPORE
Tin	Elmet S.L.U. (Metallo Group)	SPAIN
Tin	Empresa Metalúrgica Vinto (Government, 100%)	BOLIVIA (PLURINATIONAL STATE OF)

Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tin	Eximetal S.A.	ARGENTINA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fuji Metal Mining	JAPAN
Tantalum	Fujian Nanping	CHINA
Tin	Full armor Industries (shares) Ltd.	CANADA
Tin	Funsur	PERU
Tin	Furukawa Electric	JAPAN
Tantalum	Gannon & Scott	UNITED STATES OF AMERICA
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxin Tungsten Products Ltd	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gibbs Wire & Steel Co	UNITED STATES OF AMERICA
Tungsten	Gold and Silver Refining Strokes Ltd.	CHINA
Tin	Gold Bell Group	SINGAPORE
Tungsten	Golden Egret	CHINA
Gold	Gong an ju	CHINA
Tin	Guangzhou Special Copper & Electronics material Co., LTD	CHINA
Tin	GuanXi China Tin Group Co., LTD	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tin	H.J. Enthoven & Sons is a division of H.J. Enthoven Ltd	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Hana-High Metal	KOREA, REPUBLIC OF
Tin	Hanbaek nonferrous metals	KOREA, REPUBLIC OF
Gold	Harima Smelter	JAPAN
Gold	Harmony Gold Refinery	SOUTH AFRICA
Tin	Hayes Metals	NEW ZEALAND
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Tin	Heesung Material LTD	KOREA, REPUBLIC OF
Gold	Henan San Men Xia	CHINA
Gold	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	Henan Yuguang Gold and Lead Co., Ltd	CHINA
Gold	Henan zhongyuan gold Smelter	CHINA
Tin	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Gold	Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA
Gold	Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	CHINA
Tin	High-Power Surface Technology	UNITED STATES OF AMERICA
Tin	High-Tech Co., Ltd. Taiwan	TAIWAN, PROVINCE OF CHINA
Tin	Hikaru Suites Ltd.	JAPAN
Tin	Hitachi Cable	JAPAN
Tungsten	Hitachi Ltd.	JAPAN
Tungsten	Hitachi Metals, Ltd.,	JAPAN

Gold	Hon Hai	TAIWAN, PROVINCE OF CHINA
Gold	Hon Shen Co. Ltd	TAIWAN, PROVINCE OF CHINA
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Gold	HonHai Precision Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Huaxi Guangxi Group	CHINA
Tungsten	Hunan Chun-chang Non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tin	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	IBF IND Brasileira de Ferroligas Ltda	BRAZIL
Tungsten	IES Technical Sales	UNITED STATES OF AMERICA
Tin	IMLI Technologies	CHINA
Tin	Increasingly and Chemical Co. (Suzhou) Ltd.	CHINA
Tin	Indonesia (Bangka)	INDONESIA
Tin	Ishikawa Metal CO., LTD.	JAPAN
Tungsten	Izawa Metal Co., Ltd	JAPAN
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tin	Jan Janq	JAPAN
Gold	Japan Pure Chemical	JAPAN
Tin	Jau Janq Enterprise CO., LTD.	TAIWAN, PROVINCE OF CHINA
Tin	Jean Goldschmidt International	BELGIUM
Gold	Jhonson Mattehey	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Gold	Jia Lung Corp	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	Jiangxi Tungsten Co., Ltd	CHINA
Tantalum	Jiangxi Yichun	CHINA
Gold	Jie sheng	TAIWAN, PROVINCE OF CHINA
Gold	Jin Dong Heng	CHINA
Gold	Jin Jinyin refining company limited	CHINA
Tin	Jin Tian	CHINA
Tin	Jin Zhou	CHINA
Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	JM USA	UNITED STATES OF AMERICA
Tin	Ju Tai Industrial CO., LTD.	CHINA
Gold	K.A. Rasmussen as	NORWAY
Gold	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Gold	Kee Shing	CHINA
Tin	Ketabang	INDONESIA
Tin	Kewei Tin Co., ltd	CHINA
Tin	Kihong T&G	KOREA, REPUBLIC OF
Tin	KOBA	INDONESIA
Tin	KOKI JAPAN	JAPAN
Gold	Korea Metal	KOREA, REPUBLIC OF
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Tin	Kovohutě Příbram Nástupnická, A.S.	CZECHIA
Tin	Kuan Shuo Ind. Co., Ltd.	CHINA

Gold	Kunshan Jinli chemical industry reagents co., Ltd.	CHINA
Tin	Kupol	RUSSIAN FEDERATION
Gold	Kyocera	JAPAN
Tungsten	Kyoritsu Gokin CO., LTD.	JAPAN
Tin	Lai'bin China Tin Smelting Ltd.	CHINA
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Gold	LG-Nikko	KOREA, REPUBLIC OF
Tin	Lingbao Jinyuan Tonghu	CHINA
Gold	Linxens	FRANCE
Gold	Littelfuse	UNITED STATES OF AMERICA
Tin	Liuzhou Smelter	CHINA
Gold	LMBA	CHINA
Tin	Lupon Enterprise CO., LTD	PHILIPPINES
Tin	Ma On Shunguang Smelting Plant	CHINA
Tin	Materials Eco-Refining CO., LTD	JAPAN
Tin	Matsuo nn da Ltd.	JAPAN
Tin	Matsushima Metal Corporation	JAPAN
Tin	MCP Heck	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	MCP Metal Specialist Inc.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Meng Neng	CHINA
Tantalum	Metal Do	JAPAN
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES OF AMERICA
Tungsten	Micro 100	UNITED STATES OF AMERICA
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES OF AMERICA
Tin	Millard Wire	UNITED STATES OF AMERICA
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Mitsubishi Electric Metecs Co Ltd	JAPAN
Gold	Mitsui & Co Precious Metals Inc	JAPAN
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA
Gold	MK electron	KOREA, REPUBLIC OF
Tungsten	MSC (wei te)	CHINA
Gold	N.E. Chemcat Corporation	JAPAN
Tin	Nancang Metal Material Co., Ltd	CHINA
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tin	Nathan Trotter & Co INC.	UNITED STATES OF AMERICA
Tin	Nihon Genma MFG Co., Ltd.	JAPAN
Tin	Nihon Kagaku Sangyo Co., Ltd	JAPAN
Tin	Nihon Superior CO., LTD	MALAYSIA
Tungsten	NingHua XingLuoKeng TungSten Mining CO., LID	CHINA
Tantalum	Ningxia Non-ferrous Metal Smeltery	CHINA
Tin	Nippon Filler Metals Ltd	JAPAN
Tungsten	Nippon Micrometal Cop	PHILIPPINES
Gold	Nippon Mining & Metals	JAPAN

Tungsten	NIPPON TUNGSTEN CO., LTD.	JAPAN
Tungsten	North American Tungsten	CANADA
Tantalum	NTET, Thailand	THAILAND
Gold	ORIGIN COMPANIES	UNITED STATES OF AMERICA
Tin	PGMA	CHINA
Tin	PL Timah Tbk	INDONESIA
Tungsten	Plansee	AUSTRIA
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tin	Poongsan Corporation	KOREA, REPUBLIC OF
Tin	Posco	KOREA, REPUBLIC OF
Tungsten	Praxair	UNITED STATES OF AMERICA
Tin	Pro Wu Xianggui Mining Co., Ltd.	CHINA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Hanjaya Perkasa Metals	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Timah	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT. Supra Sukses Trinusa	INDONESIA
Tin	PT. Citralogam	INDONESIA
Tin	Pure Technology	CANADA
Tin	QianDao Co., ltd	CHINA
Tin	Qualitek Delta Philippines	PHILIPPINES
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	Redring Solder (M) SDN BHD	MALAYSIA
Gold	Rohm & Haas Elec. Mat'ls	GERMANY
Tin	Rohm & Hass	GERMANY
Tungsten	Saganoseki Smelter & Refinery	JAPAN
Tin	Samatron	KOREA, REPUBLIC OF
Tin	Samhwa non-ferrorus Metal ind.co.ltd	KOREA, REPUBLIC OF
Tin	Samtec	UNITED STATES OF AMERICA
Tungsten	Sandvik Material Technology	SWEDEN
Gold	Sanmenxia Hang Seng Science and Technology, Research and Development Co., LTD	CHINA
Gold	Scotia Mocatta, The Bank of Nova Scotia	CANADA
Gold	Sen Silver	CHINA
Gold	Sendi (Japan): Kyocera Corporation	JAPAN
Tin	Senju Metal Industries Co., Ltd.	JAPAN
Gold	Senju Metal Industry Co Ltd	JAPAN
Tin	Senju Metal Industry CO., LTD.	JAPAN
Tin	Senjyu Metal Industry Co., LTD	JAPAN
Gold	Sewon Korea	KOREA, REPUBLIC OF
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA

Gold	Shandong Zhaojin Group Co., Ltd.	CHINA
Gold	Shandong Zhaoyuan Gold Argentine Refining Company Limited	CHINA
Gold	Shang Hai Gold Exchange	CHINA
Gold	Shangdong Zhaojin Group	CHINA
Gold	Shangdong Zhaoyuanzhaojin Company	CHINA
Gold	Shanghai Gold Exchange	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
Gold	Shen Zhen Thousand Island Ltd.	CHINA
Tin	Shenmao Technology INC	TAIWAN, PROVINCE OF CHINA
Tin	Shenzhen Chemicals & Light Industry Co., LTD.	CHINA
Gold	Shenzhen fujun material technology Co., ltd	CHINA
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Tin	Shenzhen keaixin Technology	CHINA
Gold	Shenzhen Tiancheng Chemical CO LTD	CHINA
Gold	ShenZhen Urban Public Bureau of China	CHINA
Tin	Shenzhen Yi Cheng Industrial	CHINA
Gold	Shinko Electric Industries CO., LTD.	JAPAN
Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Sincemat Co, Ltd	CHINA
Tin	Singapore Asahi Chemical & Solder Industries	SINGAPORE
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Sizer Metals PTE	SINGAPORE
Tungsten	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Tin	Smelting Branch of Yunnan Tin Company Limited	CHINA
Tin	Smic Senju Malaysia	MALAYSIA
Tin	Suzhou Chemical CO., LTD.	CHINA
Gold	So Accurate Refining Services	UNITED STATES OF AMERICA
Gold	Soochow University's	CHINA
Gold	Standard Bank	SOUTH AFRICA
Gold	Strain DS Force Shop	CANADA
Tin	Stretti	JAPAN
Tungsten	Sumitomo	JAPAN
Tungsten	Sumitomo Metal Mining Co. Ltd.	JAPAN
Tin	Sun Surface Technology CO., LTD	TAIWAN, PROVINCE OF CHINA
Tungsten	Sunaga Tungsten	CHINA
Tin	Suzhou Co. Ltd.	CHINA
Gold	Suzhou Xingrui Noble	CHINA
Tungsten	Sylham	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Taboca/Paranapanema	BRAZIL
Tungsten	Taegutec	KOREA, REPUBLIC OF
Tin	Taicang City Nancang Metal Meterial Co., Ltd	CHINA
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
Gold	Taizhou Changsanjiao CO., LTD	CHINA
Tin	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN

Tin	Tamura	JAPAN
Gold	Tanaka Holdings Co.Ltd.	JAPAN
Tantalum	Tantalite Resources	SOUTH AFRICA
Tin	TCC steel	KOREA, REPUBLIC OF
Tin	TDK	JAPAN
Tin	Technic Inc.	UNITED STATES OF AMERICA
Tin	Tennant Metal PTY LTD.	SOUTH AFRICA
Gold	The Hutti Gold Company	INDIA
Gold	The Hutti Gold Mines CO., LTD	INDIA
Tin	Tianshui Longbo Business &Trade CO., LTD.	CHINA
Tin	Tim Plating Gejiu	CHINA
Tin	Tima	CHINA
Tin	Timah	CHINA
Tin	Timah Indonesian State Tin Corporation	INDONESIA
Gold	Tokuriki Tokyo Melters Assayers	JAPAN
Tin	Tong Ding Metal Company. Ltd.	CHINA
Tungsten	Tosoh	JAPAN
Tin	Traxys	SOUTH AFRICA
Tungsten	Triumph Northwest	UNITED STATES OF AMERICA
Tungsten	Tungsten Diversified Industries LLC	UNITED STATES OF AMERICA
Gold	UBS AG	SWITZERLAND
Tungsten	Ulvac, Inc.	JAPAN
Gold	Umicore Belgium	BELGIUM
Gold	Umicore Galvanotechnik GmbH	GERMANY
Tin	Umicore Haboken	BELGIUM
Gold	Uniforce Metal Industrial Corp.	TAIWAN, PROVINCE OF CHINA
Tin	Univertical International (Suzhou) Co., Ltd	CHINA
Gold	UYEMURA	UNITED STATES OF AMERICA
Tin	Vishay Intertechnology	UNITED STATES OF AMERICA
Tungsten	Voss Metals Company, Inc.	UNITED STATES OF AMERICA
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	WC Heraeus Hanau	GERMANY
Tin	Well-Lin Enterprise Co Ltd	TAIWAN, PROVINCE OF CHINA
Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin	Westmetal GmbH & Co. KG	GERMANY
Gold	WILLIAMS GOLD REFINING CO INC	UNITED STATES OF AMERICA
Gold	Williams Gold Refining Company	UNITED STATES OF AMERICA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Wort Wayne Wire Die	UNITED STATES OF AMERICA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Wuxi Lantronic Electronic Co Ltd	CHINA
Gold	Wuxi Middle Treasures Materials	CHINA
Tin	Wuxi Yunxi	CHINA
Tin	Xia Yi Metal Industries (shares) Ltd.	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Tin	Yantai ZhaoJin Kasfort Precious Incorporated Company	CHINA
Gold	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA

Gold	Yoo Chang Metal	KOREA, REPUBLIC OF
Tin	YTMM	CHINA
Tin	Yun Xi	CHINA
Tin	Yun'an Dian'xi Tin Mine	CHINA
Tin	Yunnan Geiju Zili Metallurgy Co. Ltd.	CHINA
Tin	Yunnan Metallurgical Group Co., Ltd.	CHINA
Tin	Yunnan, China Rare Metal Materials Company	CHINA
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Gold	Zhaojin, Zhaoyuan, Shandong	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Tin	Zhejiang Huangyan Xinqian Electrical Equipment Fittings Factory	CHINA
Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA
Gold	Zhongshan Public Security Bureau	CHINA
Tin	ZhongShi	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	Zhuzhou Cemented Carbide Group Co Ltd
Tin	Zi Jin Copper	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Tin	Zong Yang Industrial Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Zuhai Horyison Solder Co., Ltd.	CHINA
Tantalum	Duoluoshan Sapphire Rare Metal Co. Ltd.	CHINA
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	PT Indra Eramult Logam Industri	INDONESIA
Gold	Aktyubinsk Copper Company TOO	RUSSIAN FEDERATION
Gold	Bauer Walser AG	GERMANY
Tin	China Rare Metal Material Co., Ltd.	CHINA
Tin	China Rare Metal Materials Company	CHINA
Tin	CNMC (Guangix) PGMA Co., Ltd	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tin	Cooper Santa	BRAZIL
Tin	Cooperativa Metalurgica de Rondonia Ltd.	BRAZIL
Tin	CV Justindo	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Serumpum Sebalai	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Tin	Dongguan City Xida Soldering Tin Products Co.	CHINA
Tin	Feinhutte Halsbrucke GmbH	GERMANY
Tin	Fuji Metal Mining Corp.	JAPAN
Gold	Guangdong Hua Jian Trade Co., Ltd.	CHINA
Gold	Guangdong Jinxian Gaoxin Cia Liao Gong SI	CHINA
Tin	Guangxi Nonferrous Metals Group	CHINA
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA
Gold	Hang Seng Technology	CHINA
Gold	Hetai Gold Mineral Guangdong Co., Ltd.	CHINA
Tin	Hezhou Jinwei Tin Co., Ltd.	CHINA

Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tin	Jiang Jia Wang Technology Co.	CHINA
Gold	Jin Jinyin Refining Co., Ltd.	CHINA
Tin	Ju Tai Industrial Co., Ltd.	CHINA
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	Ma An Shan Shu Guang Smelter Corp.	CHINA
Tin	Materials Eco-Refining Co., Ltd.	JAPAN
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Ney Metals and Alloys	UNITED STATES OF AMERICA
Gold	Nihon Superior Co., Ltd.	JAPAN
Tin	FSE Novosibirsk Refinery	RUSSIA
Gold	Nyrstar Metals	UNITED STATES OF AMERICA
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Tin	Old City Metals Processing Co., Ltd.	CHINA
Tin	Pan Light Corporation	TAIWAN, PROVINCE OF CHINA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	BML	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	Brand IMLI	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT Natari	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Gold	Realized the Enterprise Co., Ltd.	CHINA
Gold	Shan Dong Huangjin	CHINA
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA
Gold	Shandon Jin Jinyin Refining Limited	CHINA
Gold	Shandong Hengbang Smelter Co., Ltd.	CHINA
Gold	Shandong penglai gold smelter	CHINA
Tantalum	Shanghai Jiangxi Metals Co., Ltd.	CHINA
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA
Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Suntain Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Suzhou Nuonengda Chemical Co., Ltd.	CHINA
Tin	Taicang City Nancang Metal Material Co., Ltd.	CHINA
Tin	Taiwan High-Tech Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Taiwan Huanliang	TAIWAN, PROVINCE OF CHINA
Gold	Taiwan Totai CO., LTD.	TAIWAN, PROVINCE OF CHINA

Tin	Taiwan's lofty Enterprises Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Tap	UNITED STATES OF AMERICA
Tin	Thailand Mine Factory	THAILAND
Tin	Three Green Surface Technology Limited Company	CHINA
Tin	Tianshui Ling Bo Technology Co., Ltd.	CHINA
Tin	Tin Plating Gejiu	CHINA
Tin	Tong Long	CHILE
Tin	Top-Team Technology (Shenzhen) Ltd.	CHINA
Tin	Untracore Co., Ltd.	THAILAND
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA
Gold	Wang Ting	CHINA
Tin	Welley	TAIWAN, PROVINCE OF CHINA
Tin	Wujiang City Luxe Tin Factory	CHINA
Gold	Wuzhong Group	CHINA
Tin	Xin Furukawa Metal (Wuxi) Co., Ltd.	CHINA
Tin	Xuri	CHINA
Gold	Yamato Denki Ind. Co., Ltd.	JAPAN
Tin	Yifeng Tin	CHINA
Tin	Yiquan Manufacturing	CHINA
Tin	Yuecheng Tin Co., Ltd.	CHINA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	Yunnan Copper Zinc Industry Co., Ltd.	CHINA
Tin	Yunnan Geiju Smelting Corp.	CHINA
Tin	Yunnan Industrial Co., Ltd.	CHINA
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA
Gold	Zhaojun Maifu	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA
Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	CHINA
Gold	Zhuhai toxic materials Monopoly Ltd.	CHINA
Tin	Guangxi Hua Tin Gold Minute Fee, Ltd.	CHINA
Tin	Lian Jing	CHINA
Gold	Nihon Material Co., Ltd.	JAPAN
Tantalum	Yunnan Malipo Baiyi Kuangye Co.	CHINA
Tin	Guangdong Jinding Gold Limited	CHINA
Tungsten	Daido Steel	JAPAN
Gold	Faggi Enrico S.p.A.	ITALY
Tin	Hulterworth Smelter	CHINA
Tin	M/S ECO Tropical Resources	SINGAPORE
Tin	Sigma Tin Alloy Co., Ltd.	CHINA
Tin	Spectro Alloys Corp.	UNITED STATES OF AMERICA
Tungsten	Toshiba Material Co., Ltd.	JAPAN
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tin	Solder Court Ltd.	CHINA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA

Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tantalum	Phoenix Metal Ltd	RWANDA
Tungsten	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Zhuzhou Smelting Group Co., Ltd	CHINA
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	Plansee SE Reutte	AUSTRIA
Tin	CV Ayi Jaya	INDONESIA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Gold	Precious Metals Sales Corp.	UNITED STATES OF AMERICA
Gold	ARY Aurum Plus	UNITED ARAB EMIRATES
Gold	Shandong Yanggu Xiangguang Co., Ltd.	CHINA
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Mehra Ferro-Alloys Pvt. Ltd.	CHINA
Gold	Hop Hing Electroplating Factory Zhejiang	CHINA
Gold	SuZhou ShenChuang Recycling Ltd.	CHINA
Gold	Tsai Brother industries	TAIWAN, PROVINCE OF CHINA
Tin	PT Timah (Persero), Tbk	INDONESIA
Tin	Chofu Works	JAPAN
Tin	Arco Alloys	UNITED STATES OF AMERICA
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Al Ghaith Gold	UNITED ARAB EMIRATES
Gold	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	Rio Tinto Group	CHINA
Tin	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin	Omodeo A.E.S. ES, Metallerghe SRL	ITALY
Tantalum	PM Kalco Inc	UNITED STATES OF AMERICA
Gold	Xiamen JInbo Metal Co., Ltd.	CHINA
Gold	Asahi Pretec Corp - Techno Center	CHINA
Gold	Asahi Pretec Corp - The Amagasaki Recycling Center	CHINA
Gold	Asahi Pretec Corp - The Chiba Recycling Center	CHINA
Gold	Asahi Pretec Corp - The Saitama Recycling Center	CHINA
Tungsten	Buffalo Tungsten	CHINA
Tantalum	Cabot	UNITED STATES
Tin	Chengfeng Metals Co Pte Ltd	SINGAPORE
Tin	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	Grant Manufacturing and Alloying	UNITED STATES
Gold	Guangdong MingFa Precious Metal Co., Ltd	CHINA
Tantalum	H.C. Starck	GERMANY
Gold	Heraeus Precious Metals, Inc, Newark New Jersey, USA	UNITED STATES
Gold	Heraeus Technology Center	CHINA
Tin	HUA ENG WIRE&CABLE CO., LTD	TAIWAN
Tungsten	Jiangxi Rare Earth Metals Tungsten Group Corp	CHINA
Gold	JinBao Electronic Co., Ltd.	CHINA
Tin	JU TAI INDUSTRIAL CO., LTD.)	CHINA

Tin	Koki Products Co., Ltd	THAILAND
Gold	LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM
Gold	LS Nikko -	KOREA, REPUBLIC OF
Gold	Matsudo Sangyo Co Ltd	JAPAN
Tin	MCP Metal specialties, Inc. Fairfield, Connecticut, USA	UNITED STATES
Gold	Mitsui Bassan Precision Metals	HONG KONG
Tin	Multiple Xin precision metal electroplating factory	CHINA
Tin	Ningbo Jintian copper (Group) Company Limited	CHINA
Gold	Nippon Micrometal Corporation	JAPAN
Tin	PT Bangka Putra Karya,	INDONESIA
Tin	PT Koba	INDONESIA
Tin	PT Putra Karya	INDONESIA
Tin	PT Timah (Persero) Tbk	INDONESIA
Tin	Pt. Timah	INDONESIA
Tin	Rahman Hydraulic Tin Sdn Bhd	MALAYSIA
Gold	Sanmenxia hang seng science and technology, research, and development Co., LTD	CHINA
Gold	SHANDONG GOLD MINING CO., LTD.	SINGAPORE
Gold	Shanghai Gold Exchange (SGE)	CHINA
Tin	Shanghai Sinyang Semiconductor Materials	CHINA
Tin	Shenmao Technology Inc.	TAIWAN
Tin	Shenzhen new jin spring solder products Co., LTD	CHINA
Gold	Tanaka Kikinzoku Kogyo KK	JAPAN
Tin	Tochij	JAPAN
Tin	Untracore Co., Ltd.	THAILAND
Gold	W.C. Heraeus GmbH	UNITED STATES
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Gold	Xstrata Canada Corporation	CANADA
Tin	Yun Xi Group	CHINA
Tin	Yunnan Tin Corporation	INDONESIA
Tin	YunXi	CHINA
Gold	Kosak Seiren	JAPAN

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